EXHIBIT 32.2

CERTIFICATION

In connection with the quarterly report of Berry Plastics Corporation (the “Registrant”) on Form 10-Q for the quarter ended June 28, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James M. Kratochvil, the Executive Vice-President, Chief Financial Officer, Treasurer and Secretary of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

    This certificate is being furnished solely for purposes of Section 906 and is not being filed as part of the Report.

/s/ James M. Kratochvil
James M. Kratochvil
Executive Vice-President, Chief Financial
Officer, Treasurer and Secretary

Date:                      August 7, 2008